                                          SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549

                                                       FORM 8-K

                                               Current Report Pursuant
                                            to Section 13 or 15(d) of the
                                           Securities Exchange Act of 1934

                            Date of Report (Date of earliest event reported): June 8, 2001

                                                 CVB FINANCIAL CORP.
                                (Exact name of registrant as specified in its charter)

                                California                                          95-3629339
                            (State or other jurisdiction of                     (I.R.S. employer
                            incorporation or organization)                      identification number)

                                           Commission file number: 1- 10394

                                                701 North Haven Avenue
                                              Ontario, California 91764
                                (Address of principal executive offices and zip code)

                          Registrant's telephone number, including area code: (909) 980-4030

                                                    Not Applicable
                            (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events and Regulation FD Disclosure

                  CVB Financial Corp. has announced that effective as of the market close on Monday, June 11, 2001, its shares of common stock will cease trading on the American Stock Exchange, and commence trading, effective as of the market open, Tuesday, June 12, 2001, on the Nasdaq National Market System.  A press release announcing this event is attached hereto as Exhibit 99.1.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           99.1             Press Release

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure

                  Not Applicable

                                                      SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934,  the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       CVB FINANCIAL CORP.
                                                                       (Registrant)

Date: June 11, 2001                                           By:  /s/ D. Linn Wiley
                                                                 -----------------------------------
                                                                       D. Linn Wiley,
                                                                       Chief Executive Officer

EXHIBIT INDEX
-------------

99.1              Press Release Dated June 8, 2001.